UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 29, 2017

PetroQuest Energy, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32681	72-1440714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 E. Kaliste Saloom Rd., Suite 6000 Lafayette, Louisiana		70508
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (337) 232-7028

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

PetroQuest Energy, Inc. (the “Company”) held a special meeting (the “Special Meeting”) of the holders of the Company’s common stock (the “Common Stock”) on November 29, 2017. The following proposals were submitted to the holders of the Common Stock for a vote:

1.The ratification of the filing and effectiveness of the certificate of amendment to the Company’s certificate of incorporation filed with the Secretary of State of the State of Delaware on May 18, 2016 and the one-for-four reverse stock split of the Common Stock that was effected thereby and became effective on May 18, 2016 (the “Reverse Stock Split Amendment Ratification”);

2.The ratification of the filing and effectiveness of the certificate of amendment to the Company’s certificate of incorporation filed with the Secretary of State of the State of Delaware on May 18, 2016 and the amendment to the removal of directors provision that was effected thereby (the “Director Removal Amendment Ratification” and, together with the Reverse Stock Split Amendment Ratification, the “Ratifications”); and

3.The approval of an adjournment of the Special Meeting from time to time, if necessary or appropriate (as determined in good faith by the Company’s Board of Directors or a committee thereof), to solicit additional proxies if there are not sufficient votes in favor of any of the Ratifications (the “Adjournment Proposal”).

The results of such votes were as follows:

1.    The following votes were cast in the Reverse Stock Split Amendment Ratification:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
16,933,342	224,457	34,305	--

In accordance with the above results, the Reverse Stock Split Amendment Ratification was ratified and the Company has filed a certificate of validation in respect of the Reverse Stock Split Amendment Ratification with the Secretary of State of the State of Delaware.

2.    The following votes were cast in the Director Removal Amendment Ratification:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
16,990,078	143,352	58,674	--

In accordance with the above results, the Director Removal Amendment Ratification was ratified and the Company has filed a certificate of validation in respect of the Director Removal Amendment Ratification with the Secretary of State of the State of Delaware.

3.    The following votes were cast in the Adjournment Proposal:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
16,803,603	334,259	54,242	--

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 29, 2017
PETROQUEST ENERGY, INC.

/s/ J. Bond Clement
J. Bond Clement
Executive Vice President, Chief Financial Officer and Treasurer